UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 28, 2023
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SILA REALTY TRUST, INC.
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-55435	46-1854011
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1001 Water St.
Suite 800
Tampa, Florida 33602
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01    Other Events.
On June 28, 2023, the board of directors of Sila Realty Trust, Inc. (the “Company”) determined to recommend that the Company's stockholders reject the unsolicited “mini-tender” offer by Comrit Investments 1, Limited Partnership (the “Offeror”) for up to 671,785 of the Company's shares of Class A common stock ("Class A Shares"), up to 95,969 of the Company's shares of Class I common stock ("Class I Shares") and up to 191,938 of the Company's shares of Class T common stock ("Class T Shares," and together with the Class A Shares and Class I Shares, the "Shares"), which represent approximately 0.42% of the Company's outstanding Class A shares, Class I shares and Class T shares as of June 28, 2023. The Company wishes to inform its stockholders that it does not endorse the Offeror’s unsolicited mini-tender offer and recommends that stockholders do not tender their Shares to the Offeror. Stockholders who have already tendered their Shares may withdraw them at any time prior to 11:59 p.m., Eastern Time, on August 18, 2023, in accordance with the Offeror’s offering documents.
The Company is not affiliated or associated in any way with the Offeror or the offer documentation.
The Company made available a letter to its Class A, Class I and Class T stockholders, furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference, that sets forth the reasons for the board of directors’ determination to recommend a rejection of the mini-tender offer. The letter is accessible through the investor relations section of the Company's website at investors.silarealtytrust.com.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

99.1	Letter to Class A, Class I and Class T Stockholders of the Company from Michael A. Seton, President and Chief Executive Officer of the Company, dated as of June 29, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILA REALTY TRUST, INC.

Dated: June 29, 2023	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer